FIRST MODIFICATION AGREEMENT

DATE: May 16, 2000

PARTIES: Borrower:  MHC:      MONTEREY HOMES CONSTRUCTION, INC., an Arizona
                              corporation

                    MHA: MONTEREY HOMES ARIZONA, INC., an Arizona corporation

                    Chandler: CHANDLER 110, LLC, an Arizona limited liability
                              company

                    MHNC: MERITAGE HOMES OF NORTHERN CALIFORNIA, INC., a California corporation

         Lenders: WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Arizona, National Association

                    CALIFORNIA BANK & TRUST, a California banking corporation

         Administrative
         Agent: WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Arizona, National Association

         Documentation and
         Syndication
         Agent:     CALIFORNIA BANK & TRUST, a California banking corporation

                                    RECITALS:

     A. Lenders have extended to Borrower credit ("Loan") in the principal amount of $70,000,000.00 pursuant to the Loan Agreement, dated December 29, 1999 ("Loan Agreement"), and evidenced by two (2) Promissory Notes, dated December 29, 1999 (collectively, the "Notes"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement. The unpaid principal of the Loan as of the date hereof is $62,528,287.24.

     B. The Loan is secured by, among other things, the following (the"Deeds of Trust"):

          (i) An Amended and Restated Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Maricopa) dated December 29, 1999, by MHC and MHA, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 30, 1999, at Recorder's No. 99-1165935, records of Maricopa County, Arizona, as thereafter amended and/or supplemented from time to time;

          (ii) A Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Val Vista Meadows Option Property) dated December 29, 1999, by MHC and MHA, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 30, 1999, at Recorder's No. 99-1165936, records of Maricopa County, Arizona, as thereafter amended and/or supplemented from time to time;

          (iii) A Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Paseo Crossing) dated February 8, 2000, by Chandler, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on February 25, 2000, at Recorder's No. 00-0140216, records of Maricopa County, Arizona, as thereafter amended and/or supplemented from time to time;

          (iv) An Amended and Restated Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Pima) dated December 29, 1999, by MHC and MHA, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 30, 1999, in Docket 11204, page 6460, records of Pima County, Arizona, as thereafter amended and/or supplemented from time to time;

          (v) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Black Diamond Knolls) dated September 13, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on October 5, 1999, as Series No. 99-264104, records of Contra Costa County, California, as thereafter amended and/or supplemented from time to time;

          (vi) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Black Diamond Knolls Option Property) dated September 13, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on October 5, 1999, as Series No. 99-264105, records of Contra Costa County, California, as thereafter amended and/or supplemented from time to time;

          (vii) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Black Diamond Estates) dated April 12, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on May 7, 1999, as Series No. 99-123453, records of Contra Costa County, California, as thereafter amended and/or supplemented from time to time;

          (viii) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Wildhorse No. 1) dated November 18, 1998, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on November 24, 1998, as Instrument No. 98-0034610, records of Yolo County, California, as thereafter amended and/or supplemented from time to time;

          (ix) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Whitney Oaks) dated October 2, 1998, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on November 24, 1998, as Instrument No. 98-0097765, records of Placer County, California, as thereafter amended and/or supplemented from time to time;

          (x) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Empire Ranch) dated November 15, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on December 2, 1999, in Book 9912-02, page 0995, records of Sacramento County, California, as thereafter amended and/or supplemented from time to time; and

          (xi) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Sterling Park - Phase I) dated April 30, 1999, by MHNC, as trustor, for the benefit of Administrative Agent, as beneficiary, recorded on May 3, 1999, as Instrument No. 99058301, records of San Joaquin County, California, as thereafter amended and/or supplemented from time to time.

The agreements, documents, and instruments securing the Loan and the Notes are referred to individually and collectively as the "Security Documents."

     C. The Notes, the Loan Agreement, the Security Documents, the side letter regarding the Agency Fee (the "Agency Fee Letter"), any environmental indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan are sometimes referred to individually and collectively as the "Loan Documents."

     D. A Continuing Guarantee dated December 29, 1999 guaranteeing all indebtedness of Borrower to Lenders (the "Guarantee Agreement") was executed and delivered to Lenders by MERITAGE CORPORATION, a Maryland corporation, MTH - TEXAS GP, INC., an Arizona corporation, MTH - TEXAS LP, INC., an Arizona corporation, LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, and TEXAS HOME MORTGAGE CORPORATION, a Texas corporation (hereinafter collectively called "Guarantors").

     E. Borrower has requested that Lenders, Administrative Agent, and Documentation and Syndication Agent modify the Loan and the Loan Documents as provided herein. Lenders, Administrative Agent, and Documentation and Syndication Agent are willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

                                   AGREEMENT:

     For good and valuable  consideration,  the receipt and sufficiency of which
are  hereby  acknowledged,   Borrower,   Lenders,   Administrative   Agent,  and
Documentation and Syndication Agent agree as follows:

SECTION 1. ACCURACY OF RECITALS.

     Borrower acknowledges the accuracy of the Recitals.

SECTION 2. MODIFICATION OF LOAN DOCUMENTS; OTHER AGREEMENTS.

     2.1 The aggregate face amount of the Notes is hereby increased from $70,000,000.00 to $100,000,000.00 and the Notes are hereby amended, restated and replaced, all in accordance with the terms and provisions of those two (2) Replacement Promissory Notes executed and delivered simultaneously with the execution of this Agreement ("Replacement Notes"). Hereinafter, each reference to the Notes herein and in the Loan Documents shall be a reference to the Replacement Notes.

     2.2 Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          1.1 Borrower has applied to the Banks for a revolving line of credit loan facility in the aggregate amount of ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000.00) (the "Loan") against which Borrower may, from time to time during the term hereof, make draws, repay all or part of the same and then draw additional sums, subject to the terms, conditions and provisions set forth herein, for the purpose of financing the acquisition and development of entitled land, lots under development, improved single family residential lots and the construction of single family residential units within subdivisions located in the metropolitan areas of Phoenix, Tucson, Sacramento and San Francisco, and other Northern California metropolitan areas, and approved by Administrative Agent pursuant to the terms hereof.

     2.3 The following definition set forth in Section 2 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "COMMITMENT AMOUNT" means the lesser of (i) the aggregate amount of the Banks' Commitment as set forth on Schedule 3.1, and (ii) the amount of $100,000,000.00, as the same may be reduced from time to time pursuant to
     Section 3.15.

     2.4 Section 8.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          8.1 Facility Fee. A fee for the Commitment (the "Facility Fee") at the rate of one-quarter of one percent (.25%) per annum of the maximum Commitment Amount (i.e., $70,000,000.00 prior to May 16, 2000, and $100,000,000.00 thereafter) shall be due and payable quarterly in advance on each January 1, April 1, July 1 and October 1, provided that the initial Facility Fee shall be payable on the date of this Agreement and shall be prorated for the period commencing on the date of this Agreement and ending on December 31, 1999 at the per annum rate set forth above.

     2.5 Section 19.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          (a) Minimum Liquidity. The Meritage Group's Liquidity at any time to be less than $10,000,000.00.

     2.6 Schedule 3.1 to the Loan Agreement is hereby replaced in its entirety with Schedule 3.1 attached hereto and by this reference incorporated herein and therein.

     2.7 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

     2.8 Each reference to the amount of the Loan, the aggregate amount of the Notes and the maximum Commitment Amount as $70,000,000.00 in any of the Loan Documents (including, without limitation, the Agency Fee Letter) is hereby amended to be a reference to the amount of $100,000,000.00. Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

     The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.

     Borrower represents and warrants to Lenders, Administrative Agent, and Documentation and Syndication Agent:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower, any Guarantor or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

     4.6 Each Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of each Borrower. This Agreement has been duly executed and delivered on behalf of each Borrower.

SECTION 5. BORROWER COVENANTS.

     Borrower covenants with Lenders, Administrative Agent, and Documentation and Syndication Agent:

     5.1 Borrower shall execute, deliver, and provide to Lenders, Administrative Agent, and Documentation and Syndication Agent such additional agreements, documents, and instruments as reasonably required by Administrative Agent to effectuate the intent of this Agreement.

     5.2 Borrower fully, finally, and absolutely and forever releases and discharges Lenders, Administrative Agent, and Documentation and Syndication Agent and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, in respect of the Loan, the Loan Documents, or the actions or omissions of Lenders, Administrative Agent, and/or Documentation and Syndication Agent in respect of the Loan or the Loan Documents and which arise from events occurring prior to the date of this Agreement.

SECTION 6. CONDITIONS PRECEDENT.

     The agreements of Lenders, Administrative Agent, and Documentation and Syndication Agent and the modifications contained herein shall not be binding upon Lenders, Administrative Agent, and Documentation and Syndication Agent until Lenders, Administrative Agent, and Documentation and Syndication Agent have executed and delivered this Agreement and Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Administrative Agent and shall be subject to approval by Administrative Agent:

     6.1 An original of this Agreement fully executed by the Borrower and all Guarantors;

     6.2 Original Modifications of Deeds of Trust (the "Modifications of Deeds of Trust") fully executed by the Borrower modifying the existing Deeds of Trust to secure the Loan as modified hereby;

     6.3 Original Replacement Promissory Notes fully executed by Borrower;

     6.4 An original modification of the side letter executed by Borrower in connection with the Agency Fee, fully executed by Borrower and the payment of a prorated Agency Fee as required therein to the effectiveness of this Agreement.

     6.5 A prorated Facility Fee with respect to the increase in Commitment Amount in the amount of $9,375.30.

     6.6 A legal opinion of Borrower's counsel covering such issues as shall be required by Administrative Agent.

     6.7 If any Borrower or any Guarantor is a corporation, limited liability company, partnership or trust, such resolutions or authorizations and such other documents as Administrative Agent may require relating to the existence and good standing of that corporation, partnership or trust, and the authority of any person executing this Agreement or other documents on behalf of that corporation, limited liability company, partnership or trust;

     6.8 A commitment from the title insurance companies that issued the lender's ALTA extended coverage title insurance policies in connection with the Loan (the "Title Policies") to issue endorsements, in form satisfactory to Administrative Agent, to the Title Policies, increasing the aggregate amount of the Title Policies to $100,000,000.00 and insuring that the Deeds of Trust, as modified hereby and by the Modifications of Deeds of Trust, continue to be a first lien upon the real property described therein, as security for the Loan, as modified herein, subject only to those exceptions contained in the Title Policies and to such additional exceptions as Administrative Agent may specifically approve in writing; and

     6.9 Payment of all the internal and external costs and expenses incurred by Lenders, Administrative Agent, and Documentation and Syndication Agent in connection with this Agreement (including, without limitation, inside and outside attorneys, processing, title, filing, and recording costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
           WAIVER.

     The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Lenders, Administrative Agent, and Documentation and Syndication Agent in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8. BINDING EFFECT.

     The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Lenders, Administrative Agent, and Documentation and Syndication Agent and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

SECTION 9. CHOICE OF LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10. COUNTERPART EXECUTION.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

     DATED as of the date first above stated.


                                        MONTEREY HOMES CONSTRUCTION, INC., an
                                        Arizona Corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        MONTEREY HOMES ARIZONA, INC., an Arizona corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        CHANDLER 110, LLC, an Arizona limited
                                        liability company

                                        BY: MONTEREY HOMES CONSTRUCTION, INC.,
                                            an Arizona corporation, Member


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        MERITAGE HOMES OF NORTHERN CALIFORNIA,
                                        INC., a California corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------
                                                                        BORROWER


                                        WELLS FARGO BANK ARIZONA, NATIONAL
                                        ASSOCIATION, a national banking
                                        association, formerly known as Norwest
                                        Bank Arizona, National Association


                                        By: /s/ Kevin Kosan
                                           -------------------------------------
                                        Name: Kevin Kosan
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        ADMINISTRATIVE AGENT AND LENDER


                                        CALIFORNIA BANK & TRUST, a California
                                        banking corporation


                                        By: /s/ Mark Young
                                           -------------------------------------
                                        Name: Mark Young
                                             -----------------------------------
                                        Title: Executive Vice President
                                              ----------------------------------
                                                               DOCUMENTATION AND
                                                    SYNDICATION AGENT AND LENDER

                      CONSENT AND AGREEMENT OF GUARANTOR(S)

     With respect to the First Modification Agreement, dated May 16, 2000 ("Agreement"), between MONTEREY HOMES CONSTRUCTION, INC., an Arizona corporation, MONTEREY HOMES ARIZONA, INC., an Arizona corporation, CHANDLER 110, LLC, an Arizona limited liability company, and MERITAGE HOMES OF NORTHERN CALIFORNIA, INC., a California corporation (severally and collectively, "Borrower"), WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Arizona, National Association and CALIFORNIA BANK & TRUST, a California banking corporation (severally and collectively, "Lenders"), WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Arizona, National Association ("Administrative Agent"), and CALIFORNIA BANK & TRUST, a California banking corporation ("Documentation and Syndication Agent") the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of Lenders, Administrative Agent, and Documentation and Syndication Agent as follows:

     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guarantee Agreement as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guarantee Agreement (including, without limitation, any environmental indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guarantee Agreement and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

     2. Guarantor hereby agrees that Paragraph 2 of the Guarantee Agreement is hereby amended in its entirety to read as follows:

          2. The liability of Guarantor hereunder shall not exceed at any one time the sum of ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000.00) for principal, plus all interest thereon and all attorneys' fees and other costs and expenses incurred by Lender in collecting, compromising or enforcing the indebtedness or in protecting or preserving any security for the indebtedness. Lender may permit the indebtedness of Borrower to exceed such maximum liability without impairing the obligation of Guarantor hereunder. Any payment by Guarantor shall not reduce Guarantor's maximum obligation hereunder, unless written notice to that effect is actually received by Lender at or prior to the time of such payment. Any payment by or recovery from Borrower, any other guarantor or any security shall be credited first to that portion of the indebtedness which exceeds the maximum obligation of Guarantor hereunder.

     3. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement, including without limitation, the increase in the principal amount of the Loan to $100,000,000.00.

     4. Guarantor fully, finally, and forever releases and discharges Lenders, Administrative Agent, and Documentation and Syndication Agent and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Lenders, Administrative Agent, and/or Documentation and Syndication Agent in respect of the Loan, the Loan Documents, or the Guarantor Documents and which arise from events occurring prior to the date hereof.

     5. Guarantor agrees that all references, if any, to the Notes, the Loan Agreement, the Deeds of Trust, the Security Documents, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

     6. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s).

     7. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

     8. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     9. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Administrative Agent.

     10. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

     DATED as of the date of the Agreement.


                                        MERITAGE CORPORATION, a Maryland
                                        corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        MTH - TEXAS GP, INC., an Arizona
                                        corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        MTH - TEXAS LP, INC., an Arizona
                                        corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        LEGACY/MONTEREY HOMES L.P., an Arizona
                                        limited partnership

                                        BY: MTH - TEXAS GP, INC., an Arizona
                                            corporation, General Partner


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        TEXAS HOME MORTGAGE CORPORATION, a Texas corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------
                                                                       GUARANTOR

                                  SCHEDULE 3.1

                            COMMITMENTS OF THE BANKS
                                 as to the Loan
                               as of May 16, 2000


                      Bank                                 %         Commitment
                      ----                               -----      ------------
1.   Wells Fargo Bank Arizona, National Association      50.0%      $ 50,000,000

2.   California Bank & Trust                             50.0%      $ 50,000,000

     Maximum Commitment                                   100%      $100,000,000


Addresses

1.   WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION
     100 West Washington, 11th Floor
     Phoenix, Arizona  85003
     Attention: Regional Real Estate Group, MAC S4101-110

2.   CALIFORNIA BANK & TRUST
     11622 El Camino Real, Suite 200
     San Diego, California  92130
     Attention: Peggy Standefer, Esq.

     with a copy to:

     CB&T REAL ESTATE FINANCE
     3101 North Central Avenue, Suite 520
     Phoenix, Arizona  85012
     Attention: Mark Young

                                       -1-